                                 EXHIBIT 10(u)

                               AMENDMENT NO. 2 TO
              FIFTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 22, 2003

      THIS AMENDMENT NO. 2 ("Amendment No. 2") dated as of May 17, 2004 between MAX & ERMA'S RESTAURANTS, INC., a Delaware corporation (the "Company"), and THE PROVIDENT BANK, an Ohio banking corporation (the "Bank").

                                   WITNESSETH:

      WHEREAS, the Company and the Bank, parties to the Fifth Amended and Restated Revolving Credit Agreement, dated as of September 22, 2003, as amended by Amendment No.1 dated as of December 31, 2003 (the "Agreement"), have agreed to amend the Agreement by this Amendment No. 2 on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby.

      NOW, THEREFORE, the Company and the Bank hereby agree as follows:

      Section 1. Amendment of the Agreement. The Agreement is, effective the date hereof, hereby amended as follows:

      1.1. Section 6.2(b) is amended and restated in its entirety as follows:

            (b) Liabilities/Tangible Net Worth Ratio. Permit the ratio of Liabilities to Tangible Net Worth to exceed (i) 8.5 to 1 on April 30, 2002, (ii) 7.5 to 1 on October 31, 2002, (iii) 5.0 to 1 on
            October 31, 2003, (iv) 4.5 to 1 on November 1, 2004 and (v) 4.0 to 1 on October 31, 2005 and thereafter.

      1.7. Exhibit C-5 attached hereto amends and restates in its entirety Exhibit C-4.

      Section 2. Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Ohio.

      Section 3. Costs and Expenses. The Company hereby agree to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment No. 2 and the other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Bank with respect thereto.

      Section 4. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

      Section 5. Warrant of Attorney. The undersigned and all indorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court of record in Columbus, Ohio, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against any one or more than one of the undersigned and all indorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned and all indorsers or any one or more of them. The undersigned and all indorsers hereby expressly waive any conflict of interest that the holder's attorney may have in confessing such judgment against such parties and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.

      Section 6. Conditions Precedent. Simultaneously with the execution hereof, the Bank shall receive all of the following, each dated the date hereof, in form and substance satisfactory to the Bank:

            6.1. The certificate of an officer of the Company certifying the resolutions of the board of directors of the Company evidencing authorization of the execution, delivery, and performance of this Amendment No. 2 and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents, or the transactions contemplated.

            6.2. Executed versions of Amendment No. 2.

            6.3. Such other documents as the Bank may, in its reasonable discretion, so require.

      Section 7. Reaffirmation of Representations and Warranties; No Defaults. The Company hereby expressly acknowledges and confirms that the representations and warranties of the Company set forth in Section 4 of the Agreement, as amended, are true and accurate on this date with the same effect as if made on and as of this date; that no financial condition or circumstance exists which would inevitably result in the occurrence of an Event of Default under Section 7 of the Agreement; and that no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section 7 of the Agreement.

      Section 8. Reaffirmation of Documents. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement, including provisions for the payment of the Notes pursuant to the terms of the

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

Agreement. The parties hereto agree that this Amendment No. 2 does not constitute the extinguishment of any obligation or indebtedness previously incurred nor does it in any manner affect or impair any security interest granted to the Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

            The parties have executed this Amendment No. 2 as of the date first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MAX & ERMA'S RESTAURANTS, INC.                THE PROVIDENT BANK

By: /s/ William C. Niegsch. Jr.               By: /s/ Robert C. Mason
   ---------------------------------             ---------------------------
Name: William C. Niegsch. Jr.                 Name: Robert C. Mason
Its:  Chief Financial Officer                 Its:  Vice President


Address for Notices:                          Address for Notices:

4849 Evanswood Drive                          10 West Broad Street
Columbus, OH 43229                            Columbus, OH 43215
Attn: William C. Niegsch, Jr.                 Attention: Robert C. Mason
Telephone No.: 614-431-5800                   Telephone No.: 614-221-0388
                                              Telecopy No.:  614-221-0875

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

                                   EXHIBIT C-4

                         MAX & ERMA'S RESTAURANTS, INC.
                          AT THE FOLLOWING LOCATIONS:

                 ADDRESS                                        COUNTY
739 S. Third St., Columbus, Ohio 43206                         Franklin
1904 Lake Club Drive, Columbus, Ohio 43232                     Franklin
8901 Kingsridge Drive, Dayton, Ohio 45459                      Montgomery
8930 Wesleyan Road, Indianapolis, IN 46268                     Marion
4550 Kenny Road, Columbus, Ohio 43220                          Franklin
31205 Orchard Lake Road, Farmington Hills, MI 48334            Oakland
1275 E. Dublin-Granville Road, Columbus, Ohio 43229            Franklin
8817 US 31 South, Indianapolis, IN 46227                       Marion
630 Stanwix St., Pittsburgh, PA 15222                          Allegheny
37714 Six Mile Road, Livonia, MI 48152                         Wayne
411 Metro Place North, Dublin, Ohio 43017                      Franklin
5533 Walnut Street, Shadyside, PA 15232                        Allegheny
1910 Cochran Road, Pittsburgh, PA 15220                        Allegheny
250 Merrill Street, Birmingham, MI 48009                       Oakland
5899 East 86th Street, Indianapolis, IN 46250                  Marion
220 City Center Drive, Columbus, Ohio 43215                    Franklin
445 E. Eisenhower Blvd., Suite 1, Ann Arbor, MI 48108          Washtenaw
306 Rand Road, Arlington Heights, IL 60004                     Cook
3750 W. Market St., Fairlawn, Ohio 44333                       Summit
30105 Detroit Road, Westlake, Ohio 44115                       Cuyahoga
2739 Fairfield Commons, Beavercreek, OH 45431                  Greene
447 N. Milwaukee Ave., Vernon Hills, IL 60061                  Lake
7800 Montgomery Road, Kenwood, Ohio 45236                      Hamilton
27466 Novi Road, #B237, Novi, MI 48377                         Oakland
3191 28th St., SE, Grand Rapids, MI 49508                      Kent
2020 W. 75th Street, Woodridge, I11 60517                      DuPage

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

                          ADDRESS                                       COUNTY
2475 Higgins Road, Hoffman Estates, IL 60195                         Cook
1317 Hamilton Road, Gahanna, OH 43230                                Franklin
8619 J.W. Clay Blvd., Charlotte, NC 28262                            Mecklenburg
6930 Miller Lane, Dayton, Ohio 45414                                 Montgomery
936 Sheraton Drive, Mars, PA 16046                                   Allegheny
201 S. Bridewell Drive, Burr Ridge, IL 60521                         DuPage
33675 Solon Road, Solon, OH 44139                                    Cuyahoga
6420 Grand Avenue, Gurnee, IL 60031                                  Lake
3030 Lakecrest Circle, Lexington, KY 40513                           Fayette
130 Andrew Drive, Pittsburgh, PA 15275                               Allegheny
2240 Canton Center North, Canton, MI 48187                           Wayne
1155 Mt. Vernon Highway, Atlanta, GA 30338                           Fulton
3040 Steve Reynolds Blvd., Duluth, GA 30095                          Gwinnett
1515 Polaris Parkway, Columbus, OH 43240                             Franklin
4279 Cemetery Road, Hilliard, OH 43026                               Franklin
1391 Arrowhead Drive, Maumee, OH 43537                               Lucas
28254 Diehl Road, Warrenville, IL 60555                              DuPage
1848 Alysheba Way, Lexington, KY 40509                               Fayette
7085 Engle Road, Middleburg Heights, OH 44130                        Cuyahoga
2740 Mosside Blvd, Monroeville, PA 15146                             Allegheny
2080 Interchange Road, Erie PA 16509                                 Erie
9226 Schulze Drive, West Chester, OH 45069                           Butler
5792 Youngstown-Warren Road, Niles, OH 44446                         Trumbull
300 Monticello Avenue #156 (MacArthur Center), Norfolk, VA 23510     Norfolk
44899 Mound Road, Sterling Heights, MI 48314                         Macomb
2901 South Hurstbourne Parkway, Louisville, KY 40220                 Jefferson
12195 North Meridian Street, Carmel, IN 46032                        Marion
7480 Sawmill Road, Dublin, OH 43016                                  Franklin
900 Gamma Drive, Pittsburgh, PA 15238                                Allegheny
6051 Timber Ridge Drive, Prospect, KY 40059                          Jefferson
8700 Sam Furr Road, Huntersville, NC 28078                           Mecklenburg

                      ADDRESS                                    COUNTY
2631 Edmondson Road, Norwood, OH 45209                        Hamilton
3940 Rivertown Parkway SW, Grandville, MI 49418               Kent
6260 Intech Commons Drive, Indianapolis, IN 46278             Marion
4255 Baldwin Road, Auburn Hills, MI 48326                     Oakland
20506 North Rand Road, Deer Park, IL 60010                    Lake
178 Easton Town Center, Columbus, OH 43219                    Franklin
5150 William Flynn Highway, Gibsonia, PA 15044                Allegheny
2515 Lake Lansing Road, Lansing, MI 48912                     Ingham
7890 Mentor Avenue, Mentor, OH 44060                          Lake
4093 Washington Road, McMurray, PA 15317                      Washington
122 North Adams Road, Rochester Hills, MI 48309               Oakland
3921 Summit Plaza Drive, Louisville, KY 40241                 Jefferson
5020 Tiedeman Road, Brooklyn, OH 44144                        Cuyahoga
805 Eastgate North Drive, Cincinnati, OH 45245                Clermont
8050 East Broad Street, Reynoldsburg, OH 43068                Franklin
7050 W. Central Avenue, Toledo, OH 43617                      Lucas
6601 Newburgh Road, Westland, MI 48185                        Wayne
4512 Virginia Beach Blvd., Virginia Beach, VA 23462           Virginia Beach

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